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                                                            EXHIBIT NUMBER 10.13

                              FOURTH AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT
                                (MULTICURRENCY)


          THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (MULTICURRENCY) (the "Amendment"), dated as of December 18, 1998, is entered into by and between STANFORD TELECOMMUNICATIONS, INC. (the "Borrower") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank").

                                    RECITALS

          A. The Borrower and the Bank are parties to an Amended and Restated Credit Agreement (Multicurrency) dated as of December 20, 1995, as amended by a First Amendment thereto dated as of December 5, 1996, a Second Amendment thereto dated as of December 12, 1997, and a Third Amendment thereto dated as of August 24, 1998 (as so amended, the "Credit Agreement") pursuant to which the Bank has extended certain credit facilities to the Borrower.

          B. The Borrower has requested that the Bank agree to certain amendments of the Credit Agreement.

          C. The Bank is willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

          2.   Amendments to Credit Agreement.

               (a) Section 1.01 of the Credit Agreement shall be amended at the defined term "Availability Period" by amending and restating such defined term as follows:

               "'Availability Period': the period commencing on the date of this Agreement and ending on the date that is the earlier to occur of
          (a) December 17, 1999, and (b) the date on which the Bank's commitment to extend credit hereunder terminates."

               (b) Section 1.01 of the Credit Agreement shall be amended at the defined term "Final Maturity Date" by amending and restating such defined term as follows:

               "'Final Maturity Date': (a) in respect of any Advances, December 17, 1999; (b) in respect of any commercial letters of credit, June 17, 2000; (c) in respect of any standby letters of credit, December 17, 2000; (d) in respect of any Bank Guaranties, December 17, 2000; and
          (e) in respect of any acceptances, June 17, 2000."


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          (c) Article II of the Credit Agreement shall be amended by inserting the following new Section 2.12 immediately following Section 2.11:

               (a)  Definitions.

               In this Section and in each other provision of this Agreement to which reference is made in this Section expressly or implicitly, the following terms have the following meanings:

               "commencement of the third stage of EMU" means the date of commencement of the third stage of EMU (at the date of this Agreement expected to be January 1, 1999) or the date on which circumstances arise which (in the opinion of the Bank) have substantially the same effect and result in substantially the same consequences as commencement of the third stage of EMU as contemplated by the Treaty on European Union.

               "EMU" means economic and monetary union as contemplated in the
              Treaty on European Union.

               "EMU legislation" means legislative measures of the European
              Council for the introduction of, changeover to, or operation of a single or unified European currency (whether known as the euro or otherwise), being in part the implementation of the third stage of EMU.

               "euro" means the single currency of participating member states of the European Union.

               "euro unit" means the currency unit of the euro.

               "national currency unit" means the unit of currency (other than a euro unit) of a participating member state.

               "participating member state" means each state so described in any
              EMU legislation.

               "Treaty on European Union" means the Treaty of Rome of March 25,
              1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992, and came into force on November 1, 1993), as amended from time to time.

               (b)  Effectiveness of Provisions.

               The provisions of subsections (c) through (i) of this Section shall be effective at and from the commencement of the third stage of EMU; provided, that if and to the extent that any such provision relates to any state (or the currency of such state) that is not a participating member state on the commencement of the third stage of EMU, such provision shall become effective in relation to such state (and the currency of such state) at and from the date on which such state becomes a participating member state.

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               (c) Redenomination and Alternative Currencies.

               Each obligation under this Agreement of the Bank and the
              Borrower which has been denominated in the national currency unit of a participating member state shall be redenominated into the euro unit in accordance with EMU legislation; provided, that if and to the extent that any EMU legislation provides that following the commencement of the third stage of EMU an amount denominated either in the euro unit or in the national currency unit of a participating member state and payable within that participating member state by crediting an account of the creditor can be paid by the debtor either in the euro unit or in that national currency unit, the Bank and the Borrower shall be entitled to pay or repay any such amount either in the euro unit or in such national currency unit.

               (d)  Local Currency Advances.

               Any Local Currency Advance or other obligation denominated in
              Local Currency which is denominated in the currency of a participating member state shall be made in the euro unit.

               (e)  Banking Days.

               With respect to any amount denominated or to be denominated in the euro unit or a national currency unit, any reference to a "Banking Day" shall be construed as a reference to a day (other than a Saturday or Sunday) on which banks are generally open for business in (i) London and New York City, and (ii) Frankfurt am Main, Germany (or such principal financial center or centers in such participating member state or states as the Bank may from time to time nominate for this purpose).

               (f)  Payments to the Bank.

               Each provision of this Agreement calling for payments in a specified currency shall be construed so that, in relation to the payment of any amount of euro units or national currency units, such amount shall be made available to the Bank in immediately available, freely transferable, cleared funds to such account of the Bank's in Frankfurt am Main, Germany (or such other principal financial center in such participating member state as the Bank may from time to time nominate for this purpose) as the Bank shall from time to time nominate for this purpose.

               (g)  Payments by the Bank Generally.

               With respect to the payment of any amount denominated in the euro unit or in a national currency unit, the Bank shall not be liable to the Borrower in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Bank if the Bank shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in the euro unit or, as the case may be, in a national currency unit) to the account with the bank in the principal financial center in the


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              participating member state which the Borrower or, as the case may be, the Bank shall have specified for such purpose. In this subsection, "all relevant steps" means all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Bank may from time to time determine for the purpose of clearing or settling payments of the euro.

               (h)  Basis of Accrual.

               If the basis of accrual of interest or fees expressed in this
              Agreement with respect to the currency of any state that becomes a participating member state shall be inconsistent with any convention or practice in the London interbank market or, as the case may be, another applicable interbank market for the basis of accrual of interest or fees in respect of the euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such state becomes a participating member state; provided, that if any Local Currency Advance in the currency of such state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Advance, at the end of the then current interest period or other applicable period.

               (i) Rounding and Other Consequential Changes.

               Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU legislation and without prejudice to the respective liabilities of the Borrower to the Bank or the Bank to the Borrower under or pursuant to this Agreement: (i) each reference in this Agreement to a minimum amount (or an integral multiple thereof) in a national currency unit to be paid to or by the Bank shall be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in the euro unit as the Bank may from time to time specify; and (ii) except as expressly provided in this Section, each provision of this Agreement shall be subject to such reasonable changes of construction as the Bank may from time to time specify to be necessary or appropriate to reflect the introduction of or changeover to the euro in participating member states.

               (j)  Increased Costs.

               The Borrower shall, from time to time at the request of the
              Bank, pay to the Bank the amount of any cost or increased cost incurred by, or of any reduction in any amount payable to or in the effective return on its capital to, or of interest or other return foregone by, the Bank or any holding company of the Bank as a result of the introduction of, changeover to or operation of the euro in any participating member state, other than any such cost or reduction or amount foregone reflected in any interest rate hereunder.

          (c) Article V of the Credit Agreement shall be amended by inserting the following new Section 5.15 immediately following Section 5.14:

          5.15 Year 2000. On the basis of a comprehensive review and assessment of the Borrower's and its Subsidiaries' systems and equipment and inquiry made of the Borrower's and its Subsidiaries' material suppliers and vendors, the Borrower reasonably believes that the "Year

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     2000 problem" (that is, the inability of computers, as well as embedded microchips in non-computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31,
     1999), including costs of remediation, will not result in a Material Adverse Effect.

          3. Representations and Warranties. The Borrower hereby represents and warrants to the Bank as follows:

                (a) No Default or Event of Default has occurred and is continuing.

                (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

                (c) All representations and warranties of the Borrower contained in the Credit Agreement are true and correct.

                (d) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other person.

          4. Effective Date. This Fourth Amendment will become effective as of the date first above written (the "Effective Date"), provided that each of the following conditions is satisfied:

                (a) The Bank has received from the Borrower a duly executed original (or, if elected by the Bank, an executed facsimile copy) of this Amendment; and

                (b) The Bank has received from the Borrower a copy of a resolution passed by the board of directors of such corporation, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment.

          5. Reservation of Rights. The Borrower acknowledges and agrees that the execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to enter into amendments under the same, similar or any other circumstances in the future.

          6.    Miscellaneous.

                (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in any other Credit Documents to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. This Amendment is a Credit Document.


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               (b)   This Amendment shall be binding upon and inure to the
benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

               (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

               (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank of a facsimile transmitted document purportedly bearing the signature of the Borrower shall bind the Borrower with the same force and effect as the delivery of a hard copy original. Any failure by the Bank to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document which hard copy page was not received by the Bank, and the Bank is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.

               (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended or modified except in writing executed by both of the parties hereto.

               (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

               (g) The Borrower covenants to pay to or reimburse the Bank, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.


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               IN WITNESS WHEREOF, the parties hereto have executed and
delivered this Amendment as of the date first above written.



                              STANFORD TELECOMMUNICATIONS, INC.


                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------

                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------


                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION


                              By:
                                 ------------------------------
                              Name: Michael J. McCutchin
                              Title:  Managing Director